Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND
To the Shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund:
     During the third fiscal quarter of 20111, total return on net asset value2of the Fund was -2.6%; the fiscal year-to-date return was a more pleasing +8.2%. Prior to this most recent quarter, the Fund had nine consecutive quarters of positive returns.
     There was good news on the Fund’s dividend during the quarter – a combination of very low borrowing cost on the Fund’s leverage and relatively high income earned from the Fund’s investment portfolio led to another increase in your monthly dividend. The new rate of $0.0755 (beginning in August) is 2.7% higher than the previous level.
     The Federal Reserve has indicated short-term interest rates are likely to stay at present levels at least through mid-2013. The Fund’s borrowing rate is not directly tied to the Fed’s short-term rate target, but the correlation is high, so borrowing costs should remain at or near current levels over the same period.
     On the flip side, however, the task of projecting portfolio income has become more difficult, due both to the sharp decline in interest rates and changes in the regulatory environment in which many preferred issuers operate. For instance, bank regulators here and abroad have yet to issue final guidelines for bank capital; until they do, it is hard to predict when issuers may call outstanding preferreds. We think eventually portfolio income could fall (as higher dividend paying securities are called), but we are working hard to minimize the impact.
     Conditions in financial markets are largely a tale of two houses – an ongoing economic drag from the residential housing market and a struggle of governments to get their financial houses in order. While there is a detailed discussion of these topics in our Quarterly Economic Update on the Fund’s website, our thoughts are summarized here.
     The drop in home prices and rise in foreclosures have eroded household wealth, pushed up savings, and slowed consumer spending, thus short-circuiting the cyclical recovery the economy normally would experience coming out of a deep recession. The resulting sluggish economic growth has encouraged companies to focus on reducing debt, lowering costs, and improving productivity. This has led to an unusual combination of strong profit growth and improving credit quality for corporations, but little improvement in employment. Finally, rising savings, limited demand for new investment, and highly accommodative monetary policy have pushed US Treasury rates to 60-year lows. As long as households seek to reduce indebtedness, which we expect will continue for some time, these conditions are likely to persist.
     At the same time, the deleveraging that began in the household sector has spread to the government sector. Investors are questioning governments’ ability and willingness to sustain current budgets and obligations, most visibly in the sovereign debt crisis boiling over in Europe. The uncertainty over how that situation will be resolved – and its short and long-term impact on the global economy – has sent many investors to the sidelines and out of risky assets. Although politicians are moving toward resolution of these issues, the solutions are often unpopular, and progress is likely to be slow.

[1]	June 1, 2011 – August 31, 2011

[2]	Following the methodology required by the SEC, total return includes income and principal change, plus the impact of the Fund’s leverage and expenses.

     As of August 31, 12% of the Fund’s portfolio consisted of securities issued or guaranteed by banks and insurance companies based in Europe. Each of these companies has operations throughout the world, but is tied most closely to economic conditions in the Eurozone. We believe these issuers are well capitalized and well managed, and therefore better able to handle market turbulence.
     At the end of the day, we believe long-term investors will continue to earn attractive returns on preferred securities, although there may be some bumps along the way. We will continue to manage the Fund as we always have – in quiet times and in crisis – with a disciplined eye on credit fundamentals, relative value and risk management.
     We encourage you to visit the Fund’s website www.preferredincome.com for a more in-depth discussion of conditions in the preferred markets as well as the broader economy.

Sincerely,

Donald F. Crumrine Chairman	Robert M. Ettinger President

October 14, 2011

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OVERVIEW
August 31, 2011 (Unaudited)

Fund Statistics

Net Asset Value	$9.82
Market Price	$10.55
Premium	7.43%
Yield on Market Price	8.59%
Common Stock Shares Outstanding	12,066,055

Moody’s Ratings	% of Net Assets†

A	6.5%
BBB	74.5%
BB	16.0%
Below “BB”	0.7%
Not Rated*	0.2%
Below Investment Grade**	9.2%

*	Does not include net other assets and liabilities of 2.1%.

**	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	4.3%
Banco Santander	4.2%
HSBC Plc	4.1%
Capital One Financial	4.0%
Metlife	3.8%
Wells Fargo	3.2%
Southern California Edison	3.1%
Enbridge Energy Partners	2.6%
Principal Financial	2.4%
Puget Energy	2.3%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	45%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	31%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS
August 31, 2011 (Unaudited)

Shares/$ Par		Value
Preferred Securities — 94.8%
	Banking — 37.0%

$2,750,000	Astoria Capital Trust I, 9.75% 11/01/29, Series B	$2,865,676	(1)
280,123	Banco Santander, 10.50% Pfd., Series 10	7,677,135	**(1)(2)
	Bank of America Corporation:
15,175	8.20% Pfd.	377,858	*
11,025	8.625% Pfd.	277,830	*
$500,000	BankAmerica Institutional, Series A, 8.07% 12/31/26, 144A****	500,000
	Barclays Bank PLC:
$2,750,000	6.278%	2,036,719	**(1)(2)
1,200	7.75% Pfd., Series 4	29,124	**(2)
77,000	8.125% Pfd., Series 5	1,899,590	**(1)(2)
29,400	BB&T Capital Trust VI, 9.60% Pfd. 08/01/64	791,742	(1)
$1,375,000	BBVA International Preferred, 5.919%	1,018,087	**(1)(2)
$1,750,000	BNP Paribas, 7.195%, 144A****	1,522,500	**(1)(2)
$5,250,000	Capital One Capital III, 7.686% 08/15/36	5,263,125	(1)
$250,000	Capital One Capital V, 10.25% 08/15/39	261,088
$1,750,000	Capital One Capital VI, 8.875% 05/15/40	1,781,840	(1)
10,000	Citigroup Capital XII, 8.50% Pfd. 03/30/40	256,563
56,700	Citigroup Capital XIII, 7.875% Pfd. 10/30/40	1,477,744	(1)
$4,500,000	Colonial BancGroup, 7.114%, 144A****	174,375	(3)††
2,500	Countrywide Capital IV, 6.75% Pfd. 04/01/33	55,234
4,500	FBOP Corporation, Adj. Rate Pfd., 144A****	3,510	*(3)(4)†
$700,000	Fifth Third Capital Trust IV, 6.50% 04/15/37	652,750	(1)
15,000	Fifth Third Capital Trust V, 7.25% Pfd. 08/15/67	376,800
125,000	Fifth Third Capital Trust VI, 7.25% Pfd. 11/15/67	3,132,812	(1)
890	First Republic Preferred Capital Corporation, 10.50% Pfd., 144A****	908,912
3,750	First Tennessee Bank, Adj. Rate Pfd., 3.75%(5), 144A****	2,433,984	*(1)
$500,000	First Tennessee Capital II, 6.30% 04/15/34, Series B	462,500
$350,000	Fleet Capital Trust II, 7.92% 12/11/26	345,625
1	FT Real Estate Securities Company, 9.50% Pfd., 144A****	958,500
	Goldman Sachs:
$700,000	Capital I, 6.345% 02/15/34	649,339	(1)
$523,000	Capital II, 5.793%	379,175	(1)
3,500	STRIPES Custodial Receipts, Adj. Rate, 10.70%(5), Pvt.	1,659,000	*(3)(4)
127,500	HSBC Holdings PLC, 8.00% Pfd., Series 2	3,400,744	**(1)(2)
	HSBC USA, Inc.:
137,000	6.50% Pfd., Series H	3,432,056	*(1)
1,000	$2.8575 Pfd	46,781	*

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
August 31, 2011 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Banking — (Continued)

$1,525,000	JPMorgan Chase Capital XVIII, 6.95% 08/17/36, Series R	$1,509,973	(1)
52,688	Keycorp Capital IX, 6.75% Pfd. 12/15/66	1,343,544	(1)
25,200	Keycorp Capital X, 8.00% Pfd. 03/15/68	649,152	(1)
$450,000	Lloyds Banking Group PLC, 6.657%, 144A****	258,750**(2)	†
$525,000	MBNA Capital, 8.278% 12/01/26, Series A	526,969
10,000	Morgan Stanley Capital Trust VI, 6.60% Pfd. 02/01/46	245,625
$840,000	NB Capital Trust IV, 8.25% 04/15/27	846,300	(1)
99,000	PNC Financial Services, 9.875% Pfd., Series L	2,790,562	*(1)
$1,105,000	PNC Preferred Funding Trust III, 8.70%, 144A****	1,132,901	(1)
2,600	Sovereign REIT, 12.00% Pfd., Series A, 144A****	3,181,997
5,500	SunTrust Capital IX, 7.875% Pfd. 03/15/68	139,769
$1,100,000	Wachovia Capital Trust III, Adj. Rate, 5.56975%(5)	966,625	*(1)
20,000	Wachovia Preferred Funding, 7.25% Pfd., Series A	519,650	(1)
$900,000	Washington Mutual, 9.75%, 144A****	22,500	††
$1,400,000	Webster Capital Trust IV, 7.65% 06/15/37	1,425,208	(1)
	Wells Fargo & Company:
2,730	7.50% Pfd., Series L	2,841,848	*(1)
35,000	8.00% Pfd., Series J	1,015,000	*(1)
$500,000	Wells Fargo Capital XV, 9.75%	518,750

		67,043,841

	Financial Services — 3.0%

$250,000	Ameriprise Financial, Inc., 7.518% 06/01/66	253,125	(1)
$1,000,000	Claudius, Ltd. — Credit Suisse AG, 7.875%, Series B	995,000	(2)
	Heller Financial, Inc.:
30,000	6.687% Pfd., Series C	2,992,500	*(1)
5,260	6.95% Pfd., Series D	532,411	*
23,699	HSBC Finance Corporation, 6.36% Pfd., Series B	545,373	*(1)
	Lehman Brothers Holdings, Inc.:
45,800	5.67% Pfd., Series D	14,198	*††
9,500	5.94% Pfd., Series C	2,470	*††
25,000	6.50% Pfd., Series F	1,612	*††
13,400	7.95% Pfd	375	*††

		5,337,064

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
August 31, 2011 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Insurance — 20.9%

$1,200,000	Ace Capital Trust II, 9.70% 04/01/30	$1,607,983	(1)(2)
$225,000	AON Corporation, 8.205% 01/01/27	258,506
	Arch Capital Group Ltd.:
14,400	7.875% Pfd., Series B	366,300	**(1)(2)
25,000	8.00% Pfd., Series A	629,687	**(1)(2)
	AXA SA:
$3,375,000	6.379%, 144A****	2,632,500	**(1)(2)
$125,000	6.463%, 144A****	97,500	**(2)
29,700	Axis Capital Holdings, 7.50% Pfd., Series B	2,902,248	(1)(2)
90,000	Delphi Financial Group, 7.376% Pfd. 05/15/37	2,154,375	(1)
$4,000,000	Everest Re Holdings, 6.60% 05/15/37	3,650,000	(1)
$4,600,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	5,704,000	(1)
$1,080,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	1,107,000	(1)
$2,513,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	2,977,905	(1)
$2,000,000	MetLife, Inc., 10.75% 08/01/39	2,747,050	(1)
30,000	PartnerRe Ltd., 7.250% Pfd., Series E	758,400	**(1)(2)
	Principal Financial Group:
22,000	5.563% Pfd., Series A	2,129,189	*(1)
90,000	6.518% Pfd., Series B	2,300,625	*(1)
42,155	Renaissancere Holdings Ltd., 6.08% Pfd., Series C	958,183	**(1)(2)
115,500	Scottish Re Group Ltd., 7.25% Pfd.	1,064,771	**(2)†
$1,000,000	Stancorp Financial Group, 6.90% 06/01/67	891,559	(1)
$1,060,000	USF&G Capital, 8.312% 07/01/46, 144A****	1,309,917	(1)
$1,700,000	XL Capital Ltd., 6.50%, Series E	1,517,250	(1)(2)

		37,764,948

	Utilities — 25.5%

40,215	Alabama Power Company, 6.45% Pfd.	1,118,480	*(1)
	Baltimore Gas & Electric Company:
6,579	6.70% Pfd., Series 1993	661,807	*(1)
2,500	7.125% Pfd., Series 1993	252,813	*
8,900	Calenergy Capital Trust III, 6.50% Pfd. 09/01/27	440,550
$2,750,000	COMED Financing III, 6.35% 03/15/33	2,441,920	(1)
8,000	Constellation Energy Group, 8.625% Pfd. 06/15/63, Series A	216,240
$750,000	Dominion Resources Capital Trust I, 7.83% 12/01/27	757,643	(1)
$3,000,000	Dominion Resources, Inc., 7.50% 06/30/66	3,078,081	(1)
40,000	Entergy Arkansas, Inc., 6.45% Pfd.	1,000,000	*

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
August 31, 2011 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Utilities — (Continued)

13,000	Entergy Louisiana, Inc., 6.95% Pfd.	$1,280,094	*
80,000	Entergy Mississippi, Inc., 6.25% Pfd.	2,025,000	*
	FPL Group Capital, Inc.:
$2,835,000	6.65% 06/15/67	2,746,089	(1)
$1,000,000	7.30% 09/01/67, Series D	1,033,744	(1)
17,500	Georgia Power Company, 6.50% Pfd., Series 2007A	1,872,500	*(1)
	Gulf Power Company:
16,500	6.00% Pfd., Series 1	1,651,696	*(1)
17,500	6.45% Pfd., Series 2007A	1,882,496	*(1)
30,500	Indianapolis Power & Light Company, 5.65% Pfd.	2,855,562	*(1)
140,485	Interstate Power & Light Company, 8.375% Pfd., Series B	4,117,967	*(1)
$1,500,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	1,540,682	(1)
$345,000	PPL Capital Funding, 6.70% 03/30/67, Series A	333,304
41,500	PPL Electric Utilities Corporation, 6.25% Pfd.	1,049,174	*
$4,155,000	Puget Sound Energy, Inc., 6.974% 06/01/67	4,205,438	(1)
	Southern California Edison:
33,350	6.00% Pfd., Series C	3,279,766	*(1)
9,150	6.125% Pfd.	924,150	*(1)
14,000	6.50% Pfd., Series D	1,412,688	*(1)
$750,000	TXU Electric Capital V, 8.175% 01/30/37	221,250	(3)
8,265	Union Electric Company, $4.75 Pfd.	704,075	*
3,000	Virginia Electric & Power Company, $6.98 Pfd.	310,031	*
3,000	Wisconsin Public Service Corporation, 6.88% Pfd.	312,563	*
$2,500,000	WPS Resources Corporation, 6.11% 12/01/66	2,390,120	(1)

		46,115,923

	Energy — 6.6%

$4,498,000	Enbridge Energy Partners LP, 8.05% 10/01/37	4,721,618	(1)
$4,000,000	Enterprise Products Partners, 8.375% 08/01/66, Series A	4,189,184	(1)
3,000	Kinder Morgan GP, Inc., 8.33% Pfd., 144A****	3,038,625	*

		11,949,427

	Real Estate Investment Trust (REIT) — 0.2%

	PS Business Parks, Inc.:
8,500	6.70% Pfd., Series P	214,891
7,500	6.875% Pfd., Series R	191,250

		406,141

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
August 31, 2011 (Unaudited)

Shares/$ Par		Value
	Miscellaneous Industries — 1.6%

32,700	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	$2,851,031	*(1)

		2,851,031

	Total Preferred Securities (Cost $169,108,572)	171,468,375

Corporate Debt Securities — 3.2%
	Banking — 0.2%

$400,000	Goldman Sachs Group, 6.75% 10/01/37, Sub Notes	380,817	(1)

		380,817

	Insurance — 2.4%

$2,250,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	2,086,889	(1)
$2,000,000	UnumProvident Corporation, 7.25% 03/15/28	2,193,754	(1)

		4,280,643

	Utilities — 0.6%

$974,000	Southern Union Company, 8.25% 11/15/29, Senior Notes	1,202,335	(1)

		1,202,335

	Total Corporate Debt Securities (Cost $4,688,537)	5,863,795

Common Stock — 0.4%
	Utilities — 0.4%

5,960	Exelon Corporation	256,995	*
14,558	PPL Corporation	420,435	*

		677,430

	Total Common Stock (Cost $619,659)	677,430

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
August 31, 2011 (Unaudited)

Shares/$ Par		Value
Money Market Fund — 0.6%

1,070,303 BlackRock Liquidity Funds, T-Fund		$1,070,303

Total Money Market Fund (Cost $1,070,303)		1,070,303

Total Investments (Cost $175,487,071***)	99.0%	179,079,903
Other Assets And Liabilities (Net)	1.0%	1,891,681

Total Managed Assets	100.0%‡	$180,971,584

Loan Principal Balance		(62,500,000)

Total Net Assets Available To Common Stock		$118,471,584

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**	Securities distributing Qualified Dividend Income only.

***	Aggregate cost of securities held.

****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2011, these securities amounted to $32,903,296 or 18.2% of total managed assets.

(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $139,519,632 at August 31, 2011.

(2)	Foreign Issuer.

(3)	Illiquid.

(4)	Fair valued as of August 31, 2011.

(5)	Represents the rate in effect as of the reporting date.

†	Non-income producing.

††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.

‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	— Preferred Securities
Pvt.	— Private Placement Securities
REIT	— Real Estate Investment Trust
STRIPES	— Structured Residual Interest Preferred Enhanced Securities

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
For the period from December 1, 2010 through August 31, 2011 (Unaudited)

Value
OPERATIONS:
Net investment income	$8,532,016
Net realized gain/(loss) on investments sold during the period	4,021,078
Change in net unrealized appreciation/depreciation of investments	(3,091,743)

Net increase in net assets resulting from operations	9,461,351

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(8,342,909)

Total Distributions to Common Stock Shareholders	(8,342,909)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	730,040

Net increase in net assets available to Common Stock resulting from Fund share transactions	730,040

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD	$1,848,482

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$116,623,102
Net increase in net assets during the period	1,848,482

End of period	$118,471,584

(1)	These tables summarize the nine months ended August 31, 2011 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2010.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
FINANCIAL HIGHLIGHTS(1)
For the period from December 1, 2010 through August 31, 2011
(Unaudited) For a Common Stock share outstanding throughout the period.

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$9.72

INVESTMENT OPERATIONS:
Net investment income	0.71
Net realized and unrealized gain/(loss) on investments	0.08

Total from investment operations	0.79

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.69)

Total distributions to Common Stock Shareholders	(0.69)

Net asset value, end of period	$9.82

Market value, end of period	$10.55

Common Stock shares outstanding, end of period	12,066,055

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	9.47	%*
Operating expenses including interest expense	2.15	%*
Operating expenses excluding interest expense	1.52	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	13	%**
Total managed assets, end of period (in 000’s)	$180,972
Ratio of operating expenses including interest expense to total managed assets	1.43	%*
Ratio of operating expenses excluding interest expense to total managed assets	1.01	%*

(1)	These tables summarize the nine months ended August 31, 2011 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2010.

*	Annualized.

**	Not Annualized.

†	The net investment income ratios reflect income net of operating expenses, including interest expense.

††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
FINANCIAL HIGHLIGHTS (Continued)
Per Share of Common Stock (Unaudited)

	Total			Dividend
	Dividends	Net Asset	NYSE	Reinvestment
	Paid	Value	Closing Price	Price(1)
December 31, 2010 - Extra	$0.0300	$9.65	$9.48	$9.59
December 31, 2010	0.0735	9.65	9.48	9.59
January 31, 2011	0.0735	9.76	10.09	9.76
February 28, 2011	0.0735	9.95	10.35	9.95
March 31, 2011	0.0735	9.94	10.47	9.95
April 29, 2011	0.0735	10.15	10.55	10.15
May 31, 2011	0.0735	10.30	10.94	10.39
June 30, 2011	0.0735	10.15	10.99	10.44
July 29, 2011	0.0735	10.17	10.39	10.17
August 31, 2011	0.0755	9.82	10.55	10.02

(1)	Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1.	Aggregate Information for Federal Income Tax Purposes
     At August 31, 2011, the aggregate cost of securities for federal income tax purposes was $175,050,802, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $20,743,558 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $16,714,457.
2.	Additional Accounting Standards
     Fair Value Measurement: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of August 31, 2011 is as follows:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	August 31, 2011	Price	Inputs	Inputs
Preferred Securities
Banking	$67,043,841	$48,200,078	$18,665,878	$177,885
Financial Services	5,337,064	545,373	4,791,691	—
Insurance	37,764,948	22,285,546	15,479,402	—
Utilities	46,115,923	13,915,545	32,200,378	—
Energy	11,949,427	8,910,802	3,038,625	—
Real Estate Investment Trust (REIT)	406,141	406,141	—	—
Miscellaneous Industries	2,851,031	—	2,851,031	—
Corporate Debt Securities	5,863,795	1,583,152	4,280,643	—
Common Stock
Utilities	677,430	677,430	—	—
Money Market Fund	1,070,303	1,070,303	—	—

Total Investments	$179,079,903	$97,594,370	$81,307,648	$177,885

     The Fund did not have any significant transfers in and out of Level 1 and Level 2 during the period.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
     The valuation of the Fund’s investments in Level 2 and Level 3 is based primarily on market information, where available. This includes, but is not limited to, prices provided by third-party providers, observable trading activity (including the recency, depth, and consistency of such information with quoted levels), and the depth and consistency of broker-quoted prices. In the event market information is not directly available, comparable information may be observed for securities that are similar in many respects to those being valued. The Fund may employ an income approach for certain securities that also takes into account credit risk, interest rate risk, and potential recovery prospects.
     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities
	Total Investments	Banking

Balance as of 11/30/10	$19,908	$19,908
Accrued discounts/premiums	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	(16,398)	(16,398)
Purchases	—	—
Sales	—	—
Transfer in	174,375	174,375	(1)
Transfer out	—	—

Balance as of 8/31/11	$177,885	$177,885

(1)	Transferred from Level 2 to Level 3 because of lack of observable market data due to decrease in market activity for these securities.
     For the period ended August 31, 2011, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $(16,398).

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Directors
Donald F. Crumrine, CFA
Chairman of the Board
David Gale
Morgan Gust
Karen H. Hogan
Robert F. Wulf, CFA

Officers
Donald F. Crumrine, CFA
Chief Executive Officer
Robert M. Ettinger, CFA
President
R. Eric Chadwick, CFA
Chief Financial Officer,
Vice President and Treasurer
Chad C. Conwell
Chief Compliance Officer,
Vice President and Secretary
Bradford S. Stone
Vice President and
Assistant Treasurer
Laurie C. Lodolo
Assistant Compliance Officer,
Assistant Treasurer and
Assistant Secretary
Linda M. Puchalski
Assistant Treasurer

Investment Adviser
Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Questions concerning your shares of Flaherty &
Crumrine Preferred Income Opportunity Fund?
• If your shares are held in a Brokerage
Account, contact your Broker.
• If you have physical possession of your shares
in certificate form, contact the Fund’s Transfer
Agent & Shareholder Servicing Agent —
BNY Mellon Shareowner Services
P.O. Box 358035
Pittsburgh, PA 15252-8035
1-866-351-7446
This report is sent to shareholders of Flaherty &
Crumrine Preferred Income Opportunity Fund
Incorporated for their information. It is not a
Prospectus, circular or representation intended for
use in the purchase or sale of shares of the Fund or
of any securities mentioned in this report.
Quarterly
Report
August 31, 2011
www.preferredincome.com